UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 13, 2019
KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
150 E. Pierce Rd., Itasca, IL 60143
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, Including Area Code: (416) 848-1171
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On June 19, 2019, Kingsway Financial Services Inc. (the “Company”) issued a press release providing a further update related to the delayed filing of the Company’s 2018 Form 10-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. This press release updates information provided in the Company’s press releases dated April 16, 2019 and May 30, 2019, respectively.
ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
On June 13, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company concluded, after review and discussion with management, that certain of the Company’s previously issued financial statements should no longer be relied upon because of an error(s) in such financial statements. Specifically, the Audit Committee concluded that: (i) the audited consolidated financial statements for the year ended December 31, 2017; (ii) the Company’s previously issued unaudited consolidated financial statements for each of the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018; and (iii) management’s report on internal controls over financial reporting for the year ended December 31, 2017 should no longer be relied upon. Additionally, the opinion issued by BDO USA, LLP (“BDO”) on the Company’s consolidated financial statements for the year ended December 31, 2017 should no longer be relied upon. The Company has discussed the matters disclosed in this Item 4.02 with BDO, the Company’s independent accounting firm for the fiscal year ended December 31, 2017.
In light of the Audit Committee’s review, the Company's management evaluated the effectiveness of its internal control over financial reporting. Based on that evaluation, the Company’s management has concluded that, at December 31, 2018, the Company’s internal controls over financial reporting were not effective because of the existence of material weaknesses in internal control over financial reporting related to the accounting for (i) consolidation of certain limited liability investments that had previously been accounted for under the equity method of accounting; (ii) the reclassification of certain investments acquired from Mendota on October 18, 2018 from assets held for sale to equity investments, limited liability investments, limited liability investment, at fair value and other investments in the consolidated balance sheet; (iii) the reclassification of investment income related to these investments from loss from discontinued operations, net of taxes to net investment income (loss), net realized gains (losses) and gain (loss) on change in fair value of equity investments in the consolidated statement of operations; and (iv) equity-classified warrants. The Company is actively engaged in developing and implementing remediation plans designed to address these material weaknesses.
The Company expects that its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Form 10-K”) will contain a Note in which the Company’s consolidated balance sheet as of December 31, 2017, consolidated statement of operations for the year ended December 31, 2017 and consolidated statement of cash flows for the year ended December 31, 2017, all as previously reported in Exhibit 99.2 to the Company’s Form 8-K filed November 7, 2018, will be restated. The Company also expects to file, contemporaneously with the filing of its 2018 Form 10-K, Quarterly Reports on Form 10-Q/A for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018, in which the Company’s previously unaudited financial statements and other financial information contained in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018, will be restated. The Audit Committee and the Company do not expect to identify any material adjustments in the restated financial statements other than those discussed below.
The following are errors that the Audit Committee and the Company recently identified that will be corrected through the restatements, as further quantified in the affected financial statements and related footnotes presented below:

•	the consolidation of certain limited liability investments that had previously been accounted for under the equity method of accounting;

•
the reclassification of certain investments acquired from Mendota on October 18, 2018 from assets held for sale to equity investments, limited liability investments, limited liability investment, at fair value and other investments in the consolidated balance sheet; and

•
the reclassification of investment income related to these investments from loss from discontinued operations, net of taxes to net investment income (loss), net realized gains (losses) and gain (loss) on change in fair value of equity investments in the consolidated statement of operations.

The following are immaterial accounting adjustments that now will be recorded along with the restatement of the errors above, as further quantified in the affected financial statements and related footnotes presented below:

•
an increase to Extended Warranty segment revenue and operating income in the Company’s consolidated statement of operations for the period ended June 30, 2018, with an offsetting decrease to Extended Warranty segment revenue and operating income in the Company’s consolidated statement of operations for the year ended December 31, 2017;

•
a decrease to service fee and commission income in the consolidated statement of operations for the periods ended March 31, 2018 and June 30, 2018 and an increase to deferred service fees in the consolidated balance sheet related to the correction of our prior accounting for Professional Warranty Service Corporation’s (“PWSC”) homebuilder warranty service fees as a result of the initial adoption of ASU 2014-09;

•	a cumulative effect adjustment to increase accumulated deficit and increase deferred service fees as a result of the adoption of ASU 2014-09 effective January 1, 2018; and

•
the reclassification of equity-classified warrants and a beneficial conversion feature from Class A Preferred Stock to additional paid-in capital at December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018 related to the Company’s issuance of Class A Preferred Stock and Class C Warrants on February 3, 2014.

In addition to the errors and immaterial accounting adjustments listed above, certain other amounts will be reclassified in the consolidated statements of operations and consolidated balance sheet to conform to current presentation. Such reclassifications will have no impact on previously reported net loss or total shareholders' equity.
The impact of these errors, immaterial accounting adjustments and reclassifications on previously reported net loss for each of these periods is estimated to be an (increase) or decrease to net loss as follows:

Period	Amount in (millions)
Year ended December 31, 2017	$(0.3)
Three months ended March 31, 2018	$(0.3)
Three months ended June 30, 2018	$(0.5)
Three months ended September 30, 2018	$1.1

Based on the information presently available, the following tables present the restated consolidated financial statements the Company expects to file; however, until such time as the restated consolidated financial statements have been filed, the potential remains that further adjustments may be identified.

The following table presents the effects of the error corrections, immaterial accounting adjustments and reclassifications on the Company’s consolidated balance sheet at December 31, 2017:

(in thousands)				December 31, 2017
	As Previously Reported in Exhibit 99.2 to the Form 8-K filed November 7, 2018	Correction of Errors		Immaterial Accounting Adjustments and Reclassifications		As Restated
Assets:
Investments:
Fixed maturities, at fair value	$14,541	$—		$—		$14,541
Equity investments, at fair value	4,476	113	(a)	—		4,589
Limited liability investments	4,922	26,864	(a),(b)	—		31,786
Limited liability investment, at fair value	5,771	4,543	(a)	—		10,314
Investments in private companies, at fair value	—	3,421	(b)	—		3,421
Real estate investments, at fair value	—	10,662	(b)	—		10,662
Other investments, at cost which approximates fair value	2,321	1,400	(a)	—		3,721
Short-term investments, at cost which approximates fair value	151	—		—		151
Total investments	32,182	47,003		—		79,185
Cash and cash equivalents	20,774	112	(b)	—		20,886
Investment in investee	5,230	—		—		5,230
Accrued investment income	331	160	(b)	—		491
Service fee receivable	4,286	—		—		4,286
Other receivables	6,536	(48)	(b)	—		6,488
Deferred acquisition costs, net	6,325	—		—		6,325
Property and equipment	108,008	—		—		108,008
Goodwill	80,112	—		—		80,112
Intangible assets	80,062	—		—		80,062
Other assets	4,302	—		—		4,302
Assets held for sale	136,452	(26,307)	(a),(b)	—		110,145
Total Assets	$484,600	$20,920		$—		$505,520
Liabilities and Shareholders' Equity

Liabilities:
Accrued expenses and other liabilities	$10,924	$418	(b)	$1,382	(c)	$12,724
Income taxes payable	2,644	—		—		2,644
Deferred service fees	42,257	—		(1,138)	(c),(d)	41,119
Unpaid loss and loss adjustment expenses	1,329	—		—		1,329
Bank loan	4,917	—		—		4,917
Notes payable	186,469	17,179	(b)	—		203,648
Subordinated debt, at fair value	52,105	—		—		52,105
Net deferred income tax liabilities	28,745	—		—		28,745
Liabilities held for sale	105,900	—		—		105,900
Total Liabilities	435,290	17,597		244		453,131

Class A preferred stock	5,461	—		(1,998)	(e)	3,463

Shareholders' Equity:
Common stock	—	—		—		—
Additional paid-in capital	356,021	—		4,028	(e)	360,049
Accumulated deficit	(313,487)	—		(2,250)	(d),(e)	(315,737)
Accumulated other comprehensive loss	(3,852)	—		—		(3,852)
Shareholders' equity attributable to common shareholders	38,682	—		1,778		40,460
Noncontrolling interests in consolidated subsidiaries	5,167	3,323	(b)	(24)	(d)	8,466
Total Shareholders' Equity	43,849	3,323		1,754		48,926
Total Liabilities and Shareholders' Equity	$484,600	$20,920		$—		$505,520

The following table presents the effects of the error corrections, immaterial accounting adjustments and reclassifications on the Company’s consolidated statement of operations for the year ended December 31, 2017:

(in thousands)	Year ended December 31,
	As Previously Reported in Exhibit 99.2 to the Form 8-K filed November 7, 2018 (p)	Correction of Errors		Immaterial Accounting Adjustments and Reclassifications		As Restated

Revenues:
Service fee and commission income	$30,807	$—		$(246)	(d)	$30,561
Rental income	13,384	—		—		13,384
Other income	684	—		—		684
Total revenues	44,875	—		(246)		44,629
Operating expenses:
Claims authorized on vehicle service agreements	5,327	—		—		5,327
Loss and loss adjustment expenses	404	—		—		404
Commissions	3,086	—		—		3,086
Cost of services sold	6,535	—		—		6,535
General and administrative expenses	27,038	290	(b)	(34)	(e)	27,294
Leased real estate segment interest expense	6,264	—		—		6,264
Total operating expenses	48,654	290		(34)		48,910
Operating loss	(3,779)	(290)		(212)		(4,281)
Other revenues (expenses), net:
Net investment income	968	4,337	(b),(f)	—		5,305
Net realized gains	306	—		—		306
Net change in unrealized loss on private company investments	—	(758)	(b)	—		(758)
Non-operating other income	697	—		—		697
Interest expense not allocated to segments	(4,977)	(1,371)	(b)	—		(6,348)
Amortization of intangible assets	(1,152)	—		—		(1,152)
Contingent consideration benefit	212	—		—		212
Loss on change in fair value of debt	(8,487)	—		—		(8,487)
Equity in net income of investee	2,115	—		—		2,115
Total other revenues (expenses), net	(10,318)	2,208		—		(8,110)
(Loss) income from continuing operations before income tax benefit	(14,097)	1,918		(212)		(12,391)
Income tax benefit	(16,694)	—		—		(16,694)
Income (loss) from continuing operations	2,597	1,918		(212)		4,303
Loss on liquidation of subsidiary, net of taxes	(494)	—		—		(494)
Loss from discontinued operations, net of taxes	(14,252)	(2,054)	(b),(f)	—		(16,306)
Gain on disposal of discontinued operations, net of taxes	1,017	—		—		1,017
Net loss	(11,132)	(136)		(212)		(11,480)
Less: net income (loss) attributable to noncontrolling interests in consolidated subsidiaries	4,337	(136)		(24)	(d)	4,177
Less: dividends on preferred stock, net of tax	350	—		934	(e)	1,284
Net (loss) income attributable to common shareholders	$(15,819)	$—		$(1,122)		$(16,941)
(Loss) earnings per share - continuing operations:
Basic:	$(0.10)	$0.10		$(0.05)		$(0.05)
Diluted:	$(0.10)	$0.10		$(0.05)		$(0.05)
Loss per share - discontinued operations:
Basic:	$(0.64)	$(0.09)		$—		$(0.73)
Diluted:	$(0.64)	$(0.09)		$—		$(0.73)
Loss per share – net loss attributable to common shareholders:
Basic:	$(0.73)	$—		$(0.06)		$(0.79)
Diluted:	$(0.73)	$—		$(0.06)		$(0.79)
Weighted average shares outstanding (in ‘000s):
Basic:	21,547	—		—		21,547
Diluted:	21,547	—		—		21,547

The following table presents the effects of the error corrections, immaterial accounting adjustments and reclassifications on the Company’s consolidated balance sheet at March 31, 2018:

(in thousands)						March 31, 2018
	As Previously Reported	Correction of Errors		Immaterial Accounting Adjustments and Reclassifications		As Restated
Assets:
Investments:
Fixed maturities, at fair value	$50,499	$—		$—		$50,499
Equity investments, at fair value	6,472	—		—		6,472
Limited liability investments	25,749	6,728	(b)	—		32,477
Limited liability investment, at fair value	8,925	—		—		8,925
Investments in private companies, at fair value	—	3,421	(b)	—		3,421
Real estate investments, at fair value	—	10,662	(b)	—		10,662
Other investments, at cost which approximates fair value	3,316	—		—		3,316
Short-term investments, at cost which approximates fair value	151	—		—		151
Total investments	95,112	20,811		—		115,923
Cash and cash equivalents	47,197	93	(b)	—		47,290
Investment in investee	5,331	—		—		5,331
Accrued investment income	358	181	(b)	—		539
Premium receivable	31,428	—		—		31,428
Service fee receivable	5,707	—		—		5,707
Other receivables	7,398	(50)	(b)	—		7,348
Deferred acquisition costs, net	10,646	—		—		10,646
Property and equipment	107,166	—		—		107,166
Goodwill	80,112	—		—		80,112
Intangible assets	87,343	—		—		87,343
Other assets	15,202	—		—		15,202
Total Assets	$493,000	$21,035		$—		$514,035
Liabilities and Shareholders' Equity

Liabilities:
Unpaid loss and loss adjustment expenses	$64,341	$—		$(2,683)	(i), (n)	$61,658
Unearned premiums	39,921	—		—		39,921
Notes payable	185,530	17,078	(b)	—		202,608
Bank loan	4,667	—		—		4,667
Subordinated debt, at fair value	53,458	—		—		53,458
Net deferred income tax liabilities	30,352	—		—		30,352
Deferred service fees	41,072	—		2,264	(c),(d),(g),(h), (n)	43,336
Income taxes payable	2,876	—		—		2,876
Accrued expenses and other liabilities	24,135	417	(b)	1,696	(c), (i)	26,248
Total Liabilities	446,352	17,495		1,277		465,124

Class A preferred stock	5,469	—		(1,877)	(e)	3,592

Shareholders' Equity:
Common stock	—	—		—		—
Additional paid-in capital	356,313	—		4,028	(e)	360,341
Accumulated deficit	(356,273)	123	(b)	(3,404)	(d),(e),(g),(h)	(359,554)
Accumulated other comprehensive income	35,844	—		—		35,844
Shareholders' equity attributable to common shareholders	35,884	123		624		36,631
Noncontrolling interests in consolidated subsidiaries	5,295	3,417	(b)	(24)	(d)	8,688
Total Shareholders' Equity	41,179	3,540		600		45,319
Total Liabilities and Shareholders' Equity	$493,000	$21,035		$—		$514,035

The following table presents the effects of the error corrections, immaterial accounting adjustments and reclassifications on the Company’s consolidated statement of operations for the three months ended March 31, 2018:

(in thousands)	Three months ended March 31,
	As Previously Reported	Correction of Errors		Immaterial Accounting Adjustments and Reclassifications		As Restated

Revenues:
Net premiums earned	$28,636	$—		$—		$28,636
Service fee and commission income	10,557	—		(767)	(g),(j), (o)	9,790
Rental income	3,348	—		—		3,348
Net investment income (loss)	(682)	554	(b)	—		(128)
Net realized gains	13	—		—		13
Gain on change in fair value of equity investments	1,176	—		—		1,176
Other income	2,660	—		—		2,660
Total revenues	45,708	554		(767)		45,495
Operating expenses:
Claims authorized on vehicle service agreements	—	—		1,372	(k)	1,372
Loss and loss adjustment expenses	24,422	—		(1,276)	(k), (o)	23,146
Commissions and premium taxes	5,443	—		(367)	(j)	5,076
Cost of services sold	2,252	—		—		2,252
General and administrative expenses	11,337	8	(b)	(8)	(e)	11,337
Leased real estate segment interest expense	1,552	—		—		1,552
Amortization of intangible assets	272	—		—		272
Total operating expenses	45,278	8		(279)		45,007
Operating income (loss)	430	546		(488)		488
Other expenses (revenues), net:
Interest expense not allocated to segments	1,386	331	(b)	—		1,717
Foreign exchange losses, net	2	—		—		2
Loss on change in fair value of debt	919	—		—		919
Equity in net income of investee	(101)	—		—		(101)
Total other expenses, net	2,206	331		—		2,537
(Loss) income before income tax expense	(1,776)	215		(488)		(2,049)
Income tax expense	251	—		—		251
Net (loss) income	(2,027)	215		(488)		(2,300)
Less: net income attributable to noncontrolling interests in consolidated subsidiaries	135	94	(b)	—		229
Less: dividends on preferred stock, net of tax	129	—		129	(e)	258
Net (loss) income attributable to common shareholders	$(2,291)	$121		$(617)		$(2,787)
(Loss) earnings per share – net (loss) income attributable to common shareholders:
Basic:	$(0.11)	$0.01		$(0.03)		$(0.13)
Diluted:	$(0.11)	$0.01		$(0.03)		$(0.13)
Weighted average shares outstanding (in ‘000s):
Basic:	21,708	—		—		21,708
Diluted:	21,708	—		—		21,708

The following table presents the effects of the error corrections, immaterial accounting adjustments and reclassifications on the Company’s consolidated balance sheet at June 30, 2018:

(in thousands)						June 30, 2018
	As Previously Reported	Correction of Errors		Immaterial Accounting Adjustments and Reclassifications		As Restated
Assets:
Investments:
Fixed maturities, at fair value	$11,361	$—		$—		$11,361
Equity investments, at fair value	2,189	244	(a)	—		2,433
Limited liability investments	5,217	25,186	(a),(b)	—		30,403
Limited liability investment, at fair value	4,869	3,629	(a)	—		8,498
Investments in private companies, at fair value	—	3,266	(b)	—		3,266
Real estate investments, at fair value	—	10,662	(b)	—		10,662
Other investments, at cost which approximates fair value	1,916	1,400	(a)	—		3,316
Short-term investments, at cost which approximates fair value	151	—		—		151
Total investments	25,703	44,387		—		70,090
Cash and cash equivalents	24,713	91	(b)	—		24,804
Investment in investee	4,947	—		—		4,947
Accrued investment income	161	125	(b)	—		286
Service fee receivable	5,173	—		—		5,173
Other receivables	7,907	(53)	(b)	—		7,854
Deferred acquisition costs, net	6,662	—		—		6,662
Property and equipment	105,246	—		—		105,246
Goodwill	80,112	—		—		80,112
Intangible assets	79,519	—		—		79,519
Other assets	3,592	—		—		3,592
Assets held for sale	138,804	(23,697)	(a),(b)	—		115,107
Total Assets	$482,539	$20,853		$—		$503,392
Liabilities and Shareholders' Equity

Liabilities:
Accrued expenses and other liabilities	$10,946	$417	(b)	1,386	(c), (i)	$12,749
Income taxes payable	2,801	—		—		2,801
Deferred service fees	41,221	—		2,751	(c),(g),(h), (n)	43,972
Unpaid loss and loss adjustment expenses	5,209	—		(2,615)	(i), (n)	2,594
Bank loan	4,417	—		—		4,417
Notes payable	184,567	16,976	(b)	—		201,543
Subordinated debt, at fair value	52,822	—		—		52,822
Net deferred income tax liabilities	28,796	—		—		28,796
Liabilities held for sale	112,866	—		—		112,866
Total Liabilities	443,645	17,393		1,522		462,560

Class A preferred stock	5,477	—		(1,751)	(e)	3,726

Shareholders' Equity:
Common stock	—	—		—		—
Additional paid-in capital	356,609	—		4,028	(e)	360,637
Accumulated deficit	(364,917)	(224)	(b)	(3,799)	(e),(g),(h)	(368,940)
Accumulated other comprehensive loss	36,322	224	(b)	—		36,546
Shareholders' equity attributable to common shareholders	28,014	—		229		28,243
Noncontrolling interests in consolidated subsidiaries	5,403	3,460	(b)	—		8,863
Total Shareholders' Equity	33,417	3,460		229		37,106
Total Liabilities and Shareholders' Equity	$482,539	$20,853		$—		$503,392

The following table presents the effects of the error corrections, immaterial accounting adjustments and reclassifications on the Company’s consolidated statement of operations for the three months ended June 30, 2018:

(in thousands)	Three months ended June 30, 2018
	As Previously Reported (p)	Correction of Errors		Immaterial Accounting Adjustments and Reclassifications		As Restated

Revenues:
Service fee and commission income	$9,479	$—		(302)	(d),(g), (o)	9,177
Rental income	3,341	—		4	(l)	3,345
Other income	108	—		—		108
Total revenues	12,928	—		(298)		12,630
Operating expenses:
Claims authorized on vehicle service agreements	—	—		1,392	(k)	1,392
Loss and loss adjustment expenses	2,625	—		(1,324)	(k), (o)	1,301
Commissions	932	—		(98)	(j), (l)	834
Cost of services sold	1,464	—		—		1,464
General and administrative expenses	7,305	6	(b)	(26)	(e),(l)	7,285
Leased real estate segment interest expense	1,546	—		—		1,546
Total operating expenses	13,872	6		(56)		13,822
Operating loss	(944)	(6)		(242)		(1,192)
Other revenues (expenses), net:
Net investment income	18	545	(a),(b)	—		563
Net realized (losses) gains	(1)	133	(a)	—		132
Loss on change in fair value of equity investments	(248)	(173)	(a)	—		(421)
Net change in unrealized loss on private company investments	—	(155)	(b)	—		(155)
Non-operating other income	973	—		—		973
Interest expense not allocated to segments	(1,519)	(325)	(b)	—		(1,844)
Amortization of intangible assets	(271)	—		—		(271)
Loss on change in fair value of debt	(142)	—		—		(142)
Gain on disposal of subsidiary	—	—		17	(m)	17
Equity in net income of investee	(385)	—		—		(385)
Total other revenues (expenses), net	(1,575)	25		17		(1,533)
(Loss) income from continuing operations before income tax benefit	(2,519)	19		(225)		(2,725)
Income tax benefit	187	—		—		187
(Loss) income from continuing operations	(2,706)	19		(225)		(2,912)
Income (loss) from discontinued operations, net of taxes	911	(322)	(b)	5	(l)	594
Loss on disposal of discontinued operations, net of taxes	(6,611)	—		(17)	(m)	(6,628)
Net loss	(8,406)	(303)		(237)		(8,946)
Less: net income (loss) attributable to noncontrolling interests in consolidated subsidiaries	108	43	(b)	25	(d)	176
Less: dividends on preferred stock, net of tax	130	—		134	(e)	264
Net loss attributable to common shareholders	$(8,644)	$(346)		$(396)		$(9,386)
Loss per share - continuing operations:
Basic:	$(0.14)	$—		$(0.01)		$(0.15)
Diluted:	$(0.14)	$—		$(0.01)		$(0.15)
Loss per share - discontinued operations:
Basic:	$(0.26)	$(0.02)		$—		$(0.28)
Diluted:	$(0.26)	$(0.02)		$—		$(0.28)
Loss per share – net loss attributable to common shareholders:
Basic:	$(0.40)	$(0.01)		$(0.02)		$(0.43)
Diluted:	$(0.40)	$(0.01)		$(0.02)		$(0.43)
Weighted average shares outstanding (in ‘000s):
Basic:	21,708	—		—		21,708
Diluted:	21,708	—		—		21,708

The following table presents the effects of the error corrections, immaterial accounting adjustments and reclassifications on the Company’s consolidated statement of operations for the six months ended June 30, 2018:

(in thousands)	Six months ended June 30, 2018
	As Previously Reported (p)	Correction of Errors		Immaterial Accounting Adjustments and Reclassifications		As Restated

Revenues:
Service fee and commission income	$19,670	$—		(703)	(d),(g), (o)	$18,967
Rental income	6,682	—		11	(l)	6,693
Other income	321	—		—		321
Total revenues	26,673	—		(692)		25,981
Operating expenses:
Claims authorized on vehicle service agreements	—	—		2,764	(k)	2,764
Loss and loss adjustment expenses	4,247	—		(2,600)	(k), (o)	1,647
Commissions	1,817	—		(70)	(j), (l)	1,747
Cost of services sold	3,716	—		—		3,716
General and administrative expenses	14,702	15	(b)	(49)	(e),(l)	14,668
Leased real estate segment interest expense	3,098	—		—		3,098
Total operating expenses	27,580	15		45		27,640
Operating loss	(907)	(15)		(737)		(1,659)
Other revenues (expenses), net:
Net investment (loss) income	(613)	822	(a),(b)	—		209
Net realized gains	9	136	(a)	—		145
Gain on change in fair value of equity investments	614	130	(a)	—		744
Net change in unrealized loss on private company investments	—	(155)	(b)	—		(155)
Non-operating other income	987	—		—		987
Interest expense not allocated to segments	(2,905)	(656)	(b)	—		(3,561)
Amortization of intangible assets	(543)	—		—		(543)
Loss on change in fair value of debt	(1,061)	—		—		(1,061)
Gain on disposal of subsidiary	—	—		17	(m)	17
Equity in net loss of investee	(284)	—		—		(284)
Total other revenues (expenses), net	(3,796)	277		17		(3,502)
(Loss) income from continuing operations before income tax benefit	(4,703)	262		(720)		(5,161)
Income tax benefit	438	—		—		438
(Loss) income from continuing operations	(5,141)	262		(720)		(5,599)
Income (loss) from discontinued operations, net of taxes	1,318	(350)	(b)	12	(l)	980
Loss on disposal of discontinued operations, net of taxes	(6,611)	—		(17)	(m)	(6,628)
Net loss	(10,434)	(88)		(725)		(11,247)
Less: net income attributable to noncontrolling interests in consolidated subsidiaries	243	137	(b)	25	(d)	405
Less: dividends on preferred stock, net of tax	259	—		263	(e)	522
Net loss attributable to common shareholders	$(10,936)	$(225)		$(1,013)		$(12,174)
(Loss) earmings per share - continuing operations:
Basic:	$(0.26)	$0.01		$(0.05)		$(0.30)
Diluted:	$(0.26)	$0.01		$(0.05)		$(0.30)
Loss per share - discontinued operations:
Basic:	$(0.24)	$(0.02)		$—		$(0.26)
Diluted:	$(0.24)	$(0.02)		$—		$(0.26)
Loss per share – net loss attributable to common shareholders:
Basic:	$(0.50)	$(0.01)		$(0.05)		$(0.56)
Diluted:	$(0.50)	$(0.01)		$(0.05)		$(0.56)
Weighted average shares outstanding (in ‘000s):
Basic:	21,708	—		—		21,708
Diluted:	21,708	—		—		21,708

The following table presents the effects of the error corrections, immaterial accounting adjustments and reclassifications on the Company’s consolidated balance sheet at September 30, 2018:

(in thousands)		September 30, 2018
	As Previously Reported	Correction of Errors		Immaterial Accounting Adjustments and Reclassifications		As Restated
Assets:
Investments:
Fixed maturities, at fair value	$11,076	$—		$—		$11,076
Equity investments, at fair value	1,334	243	(a)	—		1,577
Limited liability investments	6,230	22,985	(a),(b)	—		29,215
Limited liability investment, at fair value	4,529	3,453	(a)	—		7,982
Investments in private companies, at fair value	—	3,285	(b)	—		3,285
Real estate investments, at fair value	—	10,662	(b)	—		10,662
Other investments, at cost which approximates fair value	1,917	1,399	(a)	—		3,316
Short-term investments, at cost which approximates fair value	151	—		—		151
Total investments	25,237	42,027		—		67,264
Cash and cash equivalents	23,591	93	(b)	—		23,684
Investment in investee	2,827	—		—		2,827
Accrued investment income	194	137	(b)	—		331
Service fee receivable	6,747	—		—		6,747
Other receivables	7,877	(54)	(b)	—		7,823
Deferred acquisition costs, net	6,899	—		—		6,899
Property and equipment	104,196	—		—		104,196
Goodwill	73,928	—		—		73,928
Intangible assets	84,359	—		—		84,359
Other assets	2,560	—		—		2,560
Assets held for sale	133,365	(21,331)	(a),(b)	—		112,034
Total Assets	$471,780	$20,872		$—		$492,652
Liabilities and Shareholders' Equity

Liabilities:
Accrued expenses and other liabilities	$11,492	$414	(b)	$898	(c)	$12,804
Income taxes payable	2,501	—		—		2,501
Deferred service fees	46,275	—		(898)	(c)	45,377
Unpaid loss and loss adjustment expenses	2,292	—		—		2,292
Bank loan	4,167	—		—		4,167
Notes payable	183,561	16,873	(b)	—		200,434
Subordinated debt, at fair value	53,614	—		—		53,614
Net deferred income tax liabilities	28,472	—		—		28,472
Liabilities held for sale	107,076	—		—		107,076
Total Liabilities	439,450	17,287		—		456,737

Class A preferred stock	5,486	—		(1,622)	(e)	3,864

Shareholders' Equity:
Common stock	—	—		—		—
Additional paid-in capital	354,141	—		4,028	(e)	358,169
Accumulated deficit	(369,771)	(206)	(b)	(2,406)	(e)	(372,383)
Accumulated other comprehensive loss	36,961	205	(b)	—		37,166
Shareholders' equity attributable to common shareholders	21,331	(1)		1,622		22,952
Noncontrolling interests in consolidated subsidiaries	5,513	3,586	(b)	—		9,099
Total Shareholders' Equity	26,844	3,585		1,622		32,051
Total Liabilities and Shareholders' Equity	$471,780	$20,872		$—		$492,652

The following table presents the effects of the error corrections, immaterial accounting adjustments and reclassifications on the Company’s consolidated statement of operations for the three months ended September 30, 2018:

(in thousands)	Three months ended September 30, 2018
	As Previously Reported (p)	Correction of Errors		Immaterial Accounting Adjustments and Reclassifications		As Restated

Revenues:
Service fee and commission income	$9,104	$—		$990	(g)	$10,094
Rental income	3,341	—		—		3,341
Other income	(17)	—		—		(17)
Total revenues	12,428	—		990		13,418
Operating expenses:
Claims authorized on vehicle service agreements	1,442	—		—		1,442
Loss and loss adjustment expenses	(19)	—		—		(19)
Commissions	971	—		—		971
Cost of services sold	2,033	—		—		2,033
General and administrative expenses	5,410	2	(b)	(8)	(e)	5,404
Leased real estate segment interest expense	1,540	—		—		1,540
Total operating expenses	11,377	2		(8)		11,371
Operating income (loss)	1,051	(2)		998		2,047
Other revenues (expenses), net:
Net investment (loss) income	(84)	780	(a),(b)	—		696
Net realized losses	(414)	—		—		(414)
Gain on change in fair value of equity investments	337	—		—		337
Net change in unrealized gain on private company investments	—	19	(b)	—		19
Non-operating other income	32	—		—		32
Interest expense not allocated to segments	(1,571)	(329)	(b)	—		(1,900)
Amortization of intangible assets	(1,356)	—		—		(1,356)
Loss on change in fair value of debt	(1,450)	—		—		(1,450)
Equity in net loss of investee	(339)	—		—		(339)
Total other revenues (expenses), net	(4,845)	470		—		(4,375)
(Loss) income from continuing operations before income tax benefit	(3,794)	468		998		(2,328)
Income tax benefit	(147)	—		—		(147)
(Loss) income from continuing operations	(3,647)	468		998		(2,181)
Income (loss) from discontinued operations, net of taxes	740	(323)	(a),(b)	—		417
Loss on disposal of discontinued operations, net of taxes	(1,172)	—		—		(1,172)
Net (loss) income	(4,079)	145		998		(2,936)
Less: net income attributable to noncontrolling interests in consolidated subsidiaries	110	126	(b)	—		236
Less: dividends on preferred stock, net of tax	132	—		139	(e)	271
Net (loss) income attributable to common shareholders	$(4,321)	$19		$859		$(3,443)
(Loss) earnings per share - continuing operations:
Basic:	$(0.18)	$0.02		$0.04		$(0.12)
Diluted:	$(0.18)	$0.02		$0.04		$(0.12)
Loss per share - discontinued operations:
Basic:	$(0.02)	$(0.01)		$—		$(0.03)
Diluted:	$(0.02)	$(0.01)		$—		$(0.03)
(Loss) income per share – net (loss) income attributable to common shareholders:
Basic:	$(0.20)	$—		$0.04		$(0.16)
Diluted:	$(0.20)	$—		$0.04		$(0.16)
Weighted average shares outstanding (in ‘000s):
Basic:	21,708	—		—		21,708
Diluted:	21,708	—		—		21,708

The following table presents the effects of the error corrections, immaterial accounting adjustments and reclassifications on the Company’s consolidated statement of operations for the nine months ended September 30, 2018:

(in thousands)	Nine months ended September 30, 2018
	As Previously Reported (p)	Correction of Errors		Immaterial Accounting Adjustments and Reclassifications		As Restated

Revenues:
Service fee and commission income	$28,938	$—		123	(j)	$29,061
Rental income	10,033	—		1	(l)	10,034
Other income	304	—		—		304
Total revenues	39,275	—		124		39,399
Operating expenses:
Claims authorized on vehicle service agreements	4,206	—		—		4,206
Loss and loss adjustment expenses	1,628	—		—		1,628
Commissions	2,843	—		(125)	(j)	2,718
Cost of services sold	5,749	—		—		5,749
General and administrative expenses	20,078	18	(b)	(24)	(e)	20,072
Leased real estate segment interest expense	4,638	—		—		4,638
Total operating expenses	39,142	18		(149)		39,011
Operating income (loss)	133	(18)		273		388
Other revenues (expenses), net:
Net investment (loss) income	(697)	1,602	(a),(b)	—		905
Net realized (losses) gains	(405)	136	(a)	—		(269)
Gain on change in fair value of equity investments	951	130	(a)	—		1,081
Net change in unrealized loss on private company investments	—	(136)	(b)	—		(136)
Non-operating other income	1,019	—		—		1,019
Interest expense not allocated to segments	(4,476)	(985)	(b)	—		(5,461)
Amortization of intangible assets	(1,899)	—		—		(1,899)
Loss on change in fair value of debt	(2,511)	—		—		(2,511)
Gain on disposal of subsidiary	17	—		—		17
Equity in net loss of investee	(623)	—		—		(623)
Total other revenues (expenses), net	(8,624)	747		—		(7,877)
(Loss) income from continuing operations before income tax expense	(8,491)	729		273		(7,489)
Income tax expense	291	—		—		291
(Loss) income from continuing operations	(8,782)	729		273		(7,780)
Income (loss) from discontinued operations, net of taxes	2,069	(672)	(b)	—		1,397
Loss on disposal of discontinued operations, net of taxes	(7,800)	—		—		(7,800)
Net (loss) income	(14,513)	57		273		(14,183)
Less: net income attributable to noncontrolling interests in consolidated subsidiaries	353	263	(b)	25	(d)	641
Less: dividends on preferred stock, net of tax	391	—		402	(e)	793
Net loss attributable to common shareholders	$(15,257)	$(206)		$(154)		$(15,617)
(Loss) earnings per share - continuing operations:
Basic:	$(0.44)	$0.03		$(0.01)		$(0.42)
Diluted:	$(0.44)	$0.03		$(0.01)		$(0.42)
Loss per share - discontinued operations:
Basic:	$(0.26)	$(0.03)		$—		$(0.29)
Diluted:	$(0.26)	$(0.03)		$—		$(0.29)
Loss per share – net loss attributable to common shareholders:
Basic:	$(0.70)	$(0.01)		$(0.01)		$(0.72)
Diluted:	$(0.70)	$(0.01)		$(0.01)		$(0.72)
Weighted average shares outstanding (in ‘000s):
Basic:	21,708	—		—		21,708
Diluted:	21,708	—		—		21,708

Kingsway Financial Services Inc.
Notes to Restated Consolidated Financial Statements

(a)
Relates to the correcting of errors resulting from the reclassification of certain investments acquired from Mendota on October 18, 2018 from assets held for sale to equity investments, limited liability investments, limited liability investment, at fair value and other investments.

(b)	Relates to the correcting of errors resulting from the consolidation of certain limited liability investments that had previously been accounted for under the equity method of accounting.

(c)
Reclassification of deposits held by PWSC from deferred service fees to accrued expenses and other liabilities to conform to current presentation. Such reclassification will have no impact on previously reported net loss or total shareholders' equity.

(d)
Relates to the recording of an immaterial accounting adjustment resulting from an increase to Extended Warranty segment revenue and operating income in the Company’s consolidated statement of operations for the year ended December 31, 2018, with an offsetting decrease to Extended Warranty segment revenue and operating income in the Company’s consolidated statement of operations for the year ended December 31, 2017.

(e)
Relates to the recording of an immaterial accounting adjustment resulting from the reclassification of equity-classified warrants and a beneficial conversion feature from Class A preferred stock to additional paid-in capital related to the Company’s issuance of Class A preferred stock and Class C Warrants on February 3, 2014.

(f)
Relates to the correcting of errors resulting from the reclassification of investment income tied to the reclassification of certain investments acquired from Mendota on October 18, 2018, from loss from discontinued operations, net of taxes to net investment income (loss), net realized gains (losses) and gain (loss) on change in fair value of equity investments.

(g)
Relates to the recording of an immaterial accounting adjustment resulting from a decrease to service fee and commission income in the consolidated statement of operations and an increase to deferred service fees in the consolidated balance sheet related to the correction of our prior accounting for PWSC’s homebuilder warranty service fees as a result of the initial adoption of ASU 2014-09.

(h)
Relates to the recording of an immaterial accounting adjustment resulting from a cumulative effect adjustment to increase accumulated deficit and increase deferred service fees as a result of the adoption of ASU 2014-09.

(i)
Reclassification of Extended Warranty unpaid loss and loss adjustment expenses on vehicle service agreements to accrued expenses and other liabilities. Such reclassification will have no impact on previously reported net loss or total shareholders' equity.

(j)
Reclassification to reduce Extended Warranty service fee and commission income, with a corresponding offset to Extended Warranty commission expense. Such reclassification will have no impact on previously reported net loss or total shareholders' equity.

(k)
Reclassification of Extended Warranty loss and loss adjustment expenses related to vehicle service agreements to claims authorized on VSA’s. Such reclassification will have no impact on previously reported net loss or total shareholders' equity.

(l)
Reclassification of revenue and expenses related to (i) Itasca Real Estate, LLC from income from discontinued operations, net of taxes to rental income and general and administrative expenses and (ii) IMS from commissions and general and administrative expenses to discontinued operations, net of taxes. Such reclassification will have no impact on previously reported net loss or total shareholders' equity.

(m)
Reclassification of the gain on disposal of Itasca Real Estate, LLC from loss on disposal of discontinued operations, net of taxes to gain on disposal of subsidiary. Such reclassification will have no impact on previously reported net loss or total shareholders' equity.

(n)
Reclassification of Extended Warranty deferred service fees on vehicle service agreements from unpaid loss and loss adjustment expenses to deferred service fees. Such reclassification will have no impact on previously reported net loss or total shareholders' equity.

(o)
Reclassification of Extended Warranty re-estimation of deferred service fees on vehicle service agreements from loss and loss adjustment expenses to service fee and commission income. Such reclassification will have no impact on previously reported net loss or total shareholders' equity.

(p)
Reflects a change in presentation to conform to the financial statement presentation the Company intends to use beginning with the quarter ending December 31, 2018 as a result of the Company’s sale of Mendota on October 18, 2018. Such change in presentation will have no impact on previously reported net loss or total shareholders' equity.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects,” “believes,” “anticipates,” “intends,” “estimates,” “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements; however, the absence of such words or similar expressions does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future performance, but reflect Company management’s current beliefs, based on information currently available. These statements include the Company’s expectations as to the timing and outcome of its audit and the filing of its 2018 Form 10-K. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2018. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

The information in this Current Report on Form 8-K provided under Item 2.02 and Exhibit 99.1 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Exhibit No.    Exhibit Description
99.1Press Release Titled “Kingsway Files Current Report on Form 8-K”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

June 19, 2019	By:	/s/ William A. Hickey, Jr.
William A. Hickey, Jr.
Executive Vice President and Chief Financial Officer